SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             -----------------------




                                    Form 8-K




                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                         Date of Report: October 4, 2004
                        (Date of earliest event reported)




                          Pre-Paid Legal Services, Inc.
             (Exact name of registrant as specified in its charter)



                          (Commission File No. 1-9293)





          Oklahoma                                       73-1016728
(State or other jurisdiction                (I.R.S. Employer Identification No.)
      of incorporation)


          One Pre-Paid Way
           Ada, Oklahoma                                    74820
(Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (580) 436-1234







Item 2.02 Results of Operations and Financial Condition

     On October 4, 2004, Pre-Paid Legal Services, Inc. (the "Company") issued a press release announcing its membership production and recruiting information for the three months ended September 30, 2004. A copy of the release is included as an exhibit to this report.

Item 9.01 Financial Statements and Exhibits

         The following exhibits are included with this report:

   Exhibit No.                              Description

       99.1         Company Press Release dated October 4, 2004


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                          PRE-PAID LEGAL SERVICES, INC.


                               By: /s/ Randy Harp
                                   ---------------------------------------------
Date:  October 4, 2004             Randy Harp, Chief Operating Officer










                                INDEX TO EXHIBITS

Exhibit No.                      Description

       99.1         Company Press Release dated October 4 2004






For Immediate Release                           Company      Steve Williamson
Monday, October 4, 2004                         Contact:        (580) 436-1234

                        Pre-Paid Legal Services Announces
                 Third Quarter Production and Recruiting Results
                                      - - -
                  Third Quarter 2004 Earnings Release Date Set

     ADA, OK, October 4, 2004 - Pre-Paid Legal Services, Inc. (NYSE: PPD) announced 2004 third quarter membership production and recruiting results and has scheduled its third quarter 2004 earnings release to be issued after the close of trading on the New York Stock Exchange on Monday, October 25, 2004. A conference call is scheduled for Wednesday, October 27, 2004 at 8:30 a.m. ET to present the quarterly results.

------------------------------------------------------------------------------------ -----------------------------------------
                                                                                                Three Months Ended

New Memberships:                                                                      9/30/2004      6/30/2004    9/30/2003
----------------                                                                     -----------    -----------  -----------
New legal service membership sales.................................................      157,058        137,390      168,356

New "stand-alone" IDT membership sales.............................................        4,906          5,443            -

         Total new membership sales................................................  ------------   -----------  -----------
                                                                                         161,964        142,833      168,356

New "add-on" IDT membership sales..................................................       87,136         77,802            -

Active Memberships:
Active legal service memberships at end of period..................................    1,422,444      1,413,666    1,420,860

Active "stand-alone" IDT memberships at end of period (see note below).............       21,302         17,575            -

         Total active memberships at end of period.................................  ------------   -----------  ------------
                                                                                       1,443,746     1,431,241     1,420,860

Active "add-on" IDT memberships at end of period (see note below)..................      247,370       201,713             -

New Sales Associates:
New sales associates recruited.....................................................       37,216        13,733        22,987

Average Membership fee in force:
Average Membership fee.............................................................      $271.77       $269.17       $257.57

Note - reflects 3,642 net transfers from "add-on" status to "stand-alone" status during the quarter
------------------------------------------------------------------------------------------------------------------------------

     Identity Theft plans sold in conjunction with new legal plan memberships or "added-on" to existing legal plan memberships sell for $9.95 per month and are not counted as "new" memberships but do increase the average premium of the Company's membership base, while "stand alone" Identity Theft plans are not attached to a legal plan membership and sell for $12.95 per month.

--------------------------------------------------------------------------------

     Beginning June 28, 2004, and running through July 31, 2004, the Company began a special promotion for single parents allowing single parents that entered into a performance agreement with the Company whereby they committed to attend training and hold private business receptions within a specified time frame to become a Fast Start associate for $49 rather than $249 which was in place for all other new associates. Beginning August 1, 2004, the cost to become a Fast Start sales associate reverted back to $249 for all new associates unless the new sales associate executed the performance agreement. The majority of new sales associates that enrolled during the current quarter were either single parents (at $49) or other associates who executed the performance agreement and were allowed to join for $149, otherwise all new Fast Start sales associates paid $249. The fee to become a new Fast Start sales associate was $149 during the comparable period of 2003.

     Harland C. Stonecipher, Pre-Paid's Chairman, stated, "We are pleased to report that over the 12 months ending September 30, 2004, our average membership fees have increased by more than 5.5% while at the same time we have increased the number of memberships by more than 1.6% for a combined increase in excess of 7% in membership fees in force at September 30, 2004."

About Pre-Paid Legal Services
     Pre-Paid Legal Services develops and markets legal service plans across North America. The plans provide for legal service benefits, including unlimited attorney consultation, will preparation, traffic violation defense, automobile-related criminal charges defense, letter writing, document preparation and review and a general trial defense benefit. More information can be located at the Company's homepage on the worldwide web at http://www.prepaidlegal.com/.

     Forward-Looking Statements
     Statements in this press release, other than purely historical information, regarding the Company's future plans and objectives and expected operating results, and statements of the assumptions underlying such statements, constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. The forward-looking statements contained herein are based on certain assumptions that may not be correct. They are subject to risks and uncertainties incident to the Company's business that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties are described in the reports and statements filed by the Company with the Securities and Exchange Commission, including (among others) those listed in the Company's Form 10-K and Form 10-Q, and include the risks that the Company's membership persistency or renewal rates may decline, that the Company may not be able to continue to grow its memberships and earnings, that the Company is dependent on the continued active participation of its principal executive officer, that pending or future litigation may have a material adverse effect on the Company if resolved unfavorably to the Company, that the Company could be adversely affected by regulatory developments, that competition could adversely affect the Company, that the Company is substantially dependent on its marketing force, that the Company's stock price may be affected by short sellers and that the Company has been unable to increase significantly its employee group membership sales. Please refer to pages 39 and 40 of the Company's 2003 Form 10-K and pages 8 through 10 of the Company's June 30, 2004 Form 10-Q for a more complete description of these risks. The Company undertakes no duty to update any of the forward-looking statements in this release.

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